Financial Statements
(Unaudited)

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2008

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements
(Unaudited)

September 30, 2008

Contents

Performance Summary	1
Consolidated Portfolio Asset Allocation	2

Unaudited Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Notes to Consolidated Financial Statements	12
Consolidated Schedule of Changes in Investments in Affiliates	25

Supplemental Information

Consolidating Statement of Assets and Liabilities	26
Consolidating Statement of Operations	27

Special Value Continuation Fund, LLC (the “Company”) files a schedule of its investment in Special Value Continuation Partners, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary

Fund Inception (July 31, 2006) through September 30, 2008

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)			IRR (2)
				Annualized
	2006*	2007	2008**	Inception-to-Date
Special Value Continuation Fund	8.2%	9.2%	-13.3%	2.7%
Merrill Lynch US High Yield Index	7.3%	2.2%	-10.6%	-0.9%
Standard & Poor's 500 Index	12.0%	5.5%	-19.3%	-2.1%

*	Period from inception (July 31, 2006) through December 31, 2006
**	Year to date

Past performance of Special Value Continuation Fund, LLC (the "Company") is not a guarantee of future performance. Company returns are net of dividends to preferred shareholders, performance allocations and Company expenses, including financing costs and management fees.

(1) Return on equity (net of dividends to preferred shareholders, performance allocations and Company expenses, including financing costs and management fees) calculated on a monthly geometrically liked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2) Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation

September 30, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Telecom Wireline	11.7%
Data Processing, Hosting, and Related Services	10.0%
Motor Vehicle Parts Manufacturing	8.7%
Nonferrous Metal (except Aluminum) Production and Processing	8.6%
Automotive Repair and Maintenance	7.1%
Other Information Services	6.0%
Satellite Telecommunications	5.1%
Semiconductor and Other Electronic Component Manufacturing	4.2%
Communications Equipment Manufacturing	3.7%
Cable Service Carriers	3.5%
Other Amusement and Recreation Industries	2.8%
Offices of Real Estate Agents and Brokers	2.5%
Plastics Product Manufacturing	2.0%
Depository Credit Intermediation	1.9%
Motor Vehicle Manufacturing	1.5%
Computer and Peripheral Equipment Manufacturing	1.1%
Industrial Machinery Manufacturing	1.1%
Clothing Stores	1.0%
Gambling Industries	1.0%
Electric Power Generation, Transmission and Distribution	0.7%
Management, Scientific, and Technical Consulting Services	0.7%
Home Furnishings Stores	0.2%
Radio and Television Broadcasting	0.1%
Support Activities for Air Transportation	0.1%
Cash and Cash Equivalents	14.7%

Total	100.0%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

September 30, 2008

Assets, at fair value
Investments:
Unaffiliated issuers (cost $331,987,559)	$268,603,970
Controlled companies (cost $35,811,772)	13,778,393
Other affiliates (cost $192,959,987)	258,206,887
Total investments (cost $560,759,318)	540,589,250

Cash and cash equivalents	93,088,613
Accrued interest income:
Unaffiliated issuers	9,653,567
Controlled companies	17,752
Other affiliates	1,012,271
Receivable for investment securities sold	11,131,370
Deferred debt issuance costs	2,569,356
Prepaid expenses and other assets	223,991
Total assets	658,286,170

Liabilities
Credit facility payable	179,000,000
Unrealized depreciation on swaps and forward contracts	4,043,145
Payable for investment securities purchased	1,375,722
Interest payable	1,019,683
Management and advisory fees payable	690,599
Payable to affiliate	51,153
Accrued expenses and other liabilities	369,271
Total liabilities	186,549,573

Preferred stock
Series Z; $500/share liquidation preference; 400 shares authorized, 47 shares issued and outstanding	23,500
Accumulated dividends on Series Z preferred stock	1,411
Total Series Z preferred stock	24,911

Preferred limited partner interest
Series A preferred limited partner interest in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated distributions on Series A preferred limited partner interests	1,107,769
Total preferred limited partner interest	135,107,769

Minority interest
General partner interest in Special Value Continuation Partners, LP	-

Net assets applicable to common shareholders	$336,603,917

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares issued and outstanding	$419
Paid-in capital in excess of par, net of contributed unrealized gains	358,676,540
Accumulated net investment income	19,294,300
Accumulated net realized losses	(16,246,027)
Accumulated net unrealized depreciation	(25,119,904)
Minority interest	-
Accumulated dividends to Series Z preferred shareholders	(1,411)
Net assets applicable to common shareholders	$336,603,917

Common stock, NAV per share	$803.44

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments

Debt Securities (51.70%)
Bank Debt (39.92%)(1)
Automotive Repair and Maintenance (2.93%)
ESP Holdings, Inc., 1st Lien Revolver, LIBOR + 4.5%, due 6/30/09 (Acquired 4/27/07, Amortized Cost $132,072)(2), (12)	$131,940	$129,301	0.02%
ESP Holdings, Inc., 1st Lien Term Loan, LIBOR + 4.5%, due 6/30/09 (Acquired 4/25/07 and 4/27/07, Amortized Cost $2,351,355)(2), (12)	$2,327,234	2,257,417	0.36%
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14
(Acquired 9/12/07, Amortized Cost $18,154,571) (2), (12)	$18,080,857	16,137,165	2.55%
Total Automotive Repair and Maintenance		18,523,883

Cable Service Carriers (3.46%)
Casema, Mezzanine Term Loan, EURIBOR+4.5% Cash + 4.75% PIK, due 9/12/16 (Acquired 10/3/06, Amortized Cost $21,373,446) - (Netherlands) (9), (12)	€16,580,588	21,916,712	3.46%

Communications Equipment Manufacturing (3.70%)
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR+ 9.25%, due 2/22/11 (Acquired 3/9/07, Amortized Cost $1,088,826) - (Ireland)	$1,099,824	1,088,826	0.17%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11 (Acquired 3/9/07, Amortized Cost $4,774,082)	$4,822,306	4,774,082	0.75%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14 (Acquired 12/13/07, Amortized Cost $18,672,125)	$19,863,963	17,639,199	2.78%
Total Communications Equipment Manufacturing		23,502,107

Computer and Peripheral Equipment Manufacturing (1.10%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14 (Acquired 5/24/07, Amortized Cost $10,213,409)	$11,348,232	6,979,163	1.10%

Data Processing, Hosting, and Related Services (7.83%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 4%, due 3/31/13 (Acquired 10/12/07, Amortized Cost $9,055,889)	$9,240,703	8,732,464	1.38%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13 (Acquired 10/12/07, Amortized Cost $22,259,237)	$22,598,211	21,694,282	3.42%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12 (Acquired 8/1/07, Amortized Cost $5,659,787)	$5,659,787	5,405,097	0.85%
Terremark Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 3.25% cash + 4.5% PIK, due 1/31/13 (Acquired 8/1/07, Amortized Cost $14,484,573)	$14,566,450	13,819,920	2.18%
Total Data Processing, Hosting, and Related Services		49,651,763

Electric Power Generation, Transmission and Distribution (0.10%)
La Paloma Generating Company Residual Bank Debt (Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $1,885,234) (3)	$23,218,324	637,761	0.10%

Management, Scientific, and Technical Consulting Services (0.65%)
Booz Allen Hamilton Mezzanine Loan, 11% Cash + 2% PIK, due 7/31/16 (Acquired 8/1/08, Amortized Cost $4,215,058)	$4,257,634	4,140,549	0.65%

Motor Vehicle Manufacturing (1.55%)
General Motors Corporation, Revolver, LIBOR + 1.75%, due 7/20/11 (Acquired 9/27/07, 11/27/07, and 12/14/07 Amortized Cost $13,667,603)	$15,000,000	9,811,358	1.55%

Motor Vehicle Parts Manufacturing (2.29%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12 (Acquired 12/31/07, Amortized Cost $7,927,563) (2), (12)	$7,927,563	7,647,458	1.21%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13 (Acquired 12/31/07, Amortized Cost $7,000,000) (2), (12)	$7,000,000	6,851,831	1.08%
Total Motor Vehicle Parts Manufacturing		14,499,289

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued) (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments

Debt Securities (continued)
Offices of Real Estate Agents and Brokers (2.03%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07 and 7/13/07, Amortized Cost $4,830,000)	$15,000,000	$1,955,000	0.31%
Realogy Corporation, Delayed Draw Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 12/31/07, Amortized Cost $7,006,021)	$7,413,778	5,537,166	0.87%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 9/12/07, 12/06/07, and 11/22/08, Amortized Cost $6,700,900)	$7,186,298	5,367,266	0.85%
Total Offices of Real Estate Agents and Brokers		12,859,432

Radio and Television Broadcasting (0.13%)
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $681,770)	$749,198	636,818	0.10%
High Plains Broadcasting Operating Company, Term Loan, LIBOR + 5%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $180,370)	$198,208	168,477	0.03%
Total Radio and Television Broadcasting		805,295

Satellite Telecommunications (4.54%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan, LIBOR + 4% Cash
+ 2.5% PIK, due 12/31/09
(Acquired 9/29/06, Amortized Cost $13,668,708) (12)	$13,602,287	12,749,424	2.01%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan, LIBOR + 5% Cash
+ 4.5% PIK, due 8/15/11
(Acquired 9/29/06, Amortized Cost $16,820,496)(12)	$17,232,787	16,039,417	2.53%
Total Satellite Telecommunications		28,788,841

Semiconductor and Other Electronic Component Manufacturing (4.19%)
Celerity, Inc., Senior Secured Notes, LIBOR + 12%, due 12/31/09
(Acquired 4/15/08 , Amortized Cost $22,135,461) (2)	$22,135,461	21,416,059	3.38%
Celerity, Inc., Senior Second Lien Secured Convertible Notes, 12% PIK, due 12/31/09
(Acquired 4/15/08, Amortized Cost $7,538,637) (2)	$7,538,637	5,126,273	0.81%
Total Semiconductor and Other Electronic Component Manufacturing		26,542,332

Telecom Wireline (5.42%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan, LIBOR + 7.25%, due 12/31/12
(Acquired 4/24/08, Amortized Cost $702,833)	$900,055	540,033	0.09%
Global Crossing Limited, Tranche B Term Loan, LIBOR +6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $8,466,455)	$8,466,455	7,831,471	1.24%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 9/05/07, Amortized Cost $3,360,000)	$3,500,000	3,115,000	0.49%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $4,601,032)	$4,601,032	3,634,815	0.57%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $11,064,025) (2), (12)	$11,376,890	9,556,587	1.51%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $8,281,636) (2), (12)	$8,281,636	7,693,640	1.21%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, and 11/29/07 Amortized Cost $2,111,865) - (Bulgaria)(9)	€1,538,600	1,989,319	0.31%
Total Telecom Wireline		34,360,865

Total Bank Debt (Cost $281,065,039)		253,019,350

Other Corporate Debt Securities (11.78%)
Automotive Repair and Maintenance (0.74%)
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK due 3/31/15
(Acquired 5/30/08, Amortized Cost $5,648,907) (2), (12)	$5,648,907	4,716,838	0.74%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued) (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments

Debt Securities (continued)
Data Processing, Hosting, and Related Services (1.43%)
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09
(Acquired 5/24/07, Amortized Cost $1,148,634) (2), (10)	$1,148,634	$1,148,634	0.18%
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13
(Acquired 3/12/08, Amortized Cost $7,952,090) (2), (10)	$7,952,090	7,952,090	1.25%
Total Data Processing, Hosting, and Related Services		9,100,724

Gambling Industries (1.05%)
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$12,777,000	6,644,040	1.05%

Home Furnishings Stores (0.17%)
Linens n' Things, Floating Rate Note, LIBOR + 5.625%, due 1/15/14(3)	$3,843,000	1,071,467	0.17%

Industrial Machinery Manufacturing (1.02%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $ 6,659,912)(5)	$7,778,000	6,440,184	1.02%

Plastics Product Manufacturing (1.53%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$13,477,000	9,693,197	1.53%

Offices of Real Estate Agents and Brokers (0.44%)
Realogy Corporation, Senior Note, 10.5%, due 4/15/14	$1,965,000	889,162	0.14%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	1,879,250	0.30%
Total Offices of Real Estate Agents and Brokers		2,768,412

Other Amusement and Recreation Industries (2.78%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $45,061,625)(5), (14)	$44,090,666	17,636,266	2.78%

Telecom Wireline (2.62%)
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $19,561,122) - (Bulgaria)(9)	€14,073,015	16,594,169	2.62%

Total Other Corporate Debt Securities (Cost $117,008,915)		74,665,297

Total Debt Securities (Cost $398,073,954)		327,684,647

Equity Securities (33.60%)
Automotive Repair and Maintenance (3.48%)
ESP Holdings, Inc., Common Stock
(Acquired 9/12/07 Cost $9,311,782)(2), (3), (5), (6), (12)	88,670	11,587,457	1.83%
ESP Holdings, Inc., 15% PIK, Preferred Stock
(Acquired 9/12/07 Cost $4,502,521)(2), (3), (5), (6), (12)	40,618	10,428,658	1.65%
Total Automotive Repair and Maintenance		22,016,115

Clothing Stores (0.97%)
Stage Stores Inc., Common Stock	448,854	6,131,346	0.97%

Data Processing, Hosting, and Related Services (0.73%)
Anacomp, Inc., Common Stock
(Acquired during 2002, 2003, 2005, and 2006, Cost $26,711,048) (2), (3), (5), (10)	1,253,969	4,633,415	0.73%

Depository Credit Intermediation (1.90%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $11,138,132) (3), (5)	11,138,132	12,018,108	1.90%

Electric Power Generation, Transmission and Distribution (0.59%)
Mach Gen, LLC, Common Units
(Acquired 2/21/07, Cost $931,596)(3), (5)	5,198	3,291,893	0.52%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 2/21/07, Cost $387,063)(3), (5)	2,098	472,050	0.07%
Total Electric Power Generation, Transmission and Distribution		3,763,943

Industrial Machinery Manufacturing (0.12%)
GSI Group Inc. Warrants to purchase Common Shares
(Acquired 8/20/08, Amortized Cost $ 1,136,229) (5)	217,877	766,927	0.12%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued) (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments

Equity Securities (continued)
Motor Vehicle Parts Manufacturing (6.44%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $24,285,461)(2), (3), (5), (6), (7), (12)	1,312,720	$40,805,901	6.44%

Nonferrous Metal (except Aluminum) Production and Processing (8.58%)
International Wire Group, Inc., Common Stock
(Acquired 10/20/04, Cost $29,012,690) (2), (3), (5), (6), (14)	1,979,441	54,375,244	8.58%

Other Information Services (6.03%)
Information Resources, Inc., Series A Restricted Preferred Stock
(Acquired 11/10/04, Cost $1)(2), (3), (5), (6), (12)	8,334,074	19,605,910	3.09%
Information Resources, Inc., Series A Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (3), (5), (6), (12)	7,921,579	18,635,515	2.94%
Total Other Information Services		38,241,425

Plastics Product Manufacturing (0.44%)
Pliant Corporation, Common Stock
(Acquired 7/18/06, Cost $177) (3), (5), (15)	422	422	0.00%
Pliant Corporation, 13% PIK, Preferred Stock	6,860,652	2,788,855	0.44%
Total Plastics Product Manufacturing		2,789,277

Satellite Telecommunications (0.56%)
WildBlue Communications, Inc., Non-Voting Warrants
(Acquired 10/23/06, Cost $673,094) (3), (5), (12)	51,896	3,532,561	0.56%

Scheduled Air Transportation (0.01%)
SVC Partners Corp. 2, Common Stock
(Acquired 5/15/07, Cost $0) (2), (5), (10)	100	44,254	0.01%

Semiconductor and Other Electronic Component Manufacturing (0.00%)
Celerity, Inc., Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (2), (3), (5), (6)	2,427,185	-	0.00%
Kinetics Holdings, LLC, Common Units
(Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	1	0.00%
Total Semiconductor and Other Electronic Component Manufacturing		1

Support Activities for Air Transportation (0.05%)
Alabama Aircraft Industries, Inc., Common Stock
(Acquired 3/12/02, 3/13/02 and 12/11/02, Cost $3,550,121)(3), (5)	164,636	324,333	0.05%

Telecom Wireline (3.70%)
Interstate Fibernet, Inc., Common Stock
(Acquired 7/31/07 Cost $23,477,380) (2), (3), (4), (5), (6),	10,890,068	21,235,633	3.35%
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Cost $3,367,227) (3), (5), (9)	2,455,500	2,226,120	0.35%
Total Telecom Wireline		23,461,753

Total Equity Securities (Cost $162,685,364)		212,904,603

Total Investments (Cost $560,759,318) (11)		540,589,250

Cash and Cash Equivalents (14.70%)
Chevron Funding Commercial Paper, 2.0%, due 10/07/08	$10,000,000	9,996,667	1.58%
Chevron Funding Commercial Paper, 2.2%, due 10/14/08	$10,000,000	9,992,056	1.58%
Citicorp, Commercial Paper, 0.75%, due 10/06/08	$15,000,000	14,990,000	2.37%
Citicorp, Commercial Paper, 2.5%, due 10/03/08	$10,000,000	9,998,611	1.58%
GECC, Commercial Paper, 2.15%, due 10/03/08	$10,000,000	9,998,806	1.58%
GECC, Commercial Paper, 2.25%, due 10/07/08	$10,000,000	9,996,250	1.58%
Union Bank of California, Commercial Paper, 2.1%, due 10/03/08	$10,000,000	9,998,833	1.58%
Cash denominated in foreign currencies (Cost $352,016)	€259,166	365,216	0.06%
Wells Fargo Overnight Repurchase Agreement, 0.55%,
Collateralized by FHLB Discount Notes	$7,353,026	7,353,026	1.16%
Cash Held on Account at Various Institutions	$10,399,148	10,399,148	1.63%
Total Cash and Cash Equivalents		93,088,613
Total Cash and Investments		$633,677,863	100.00%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued) (Unaudited)

September 30, 2008

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Priced using the closing price per Pink Sheets.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(9)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(10)	Issuer is a controlled company.

(11)	Includes investments with an aggregate market value of $25,236,996 that have been segregated to collateralize certain unfunded commitments.

(12)	Priced by an independent third party pricing service.

(13)	Priced by one or more independent third party appraisers.

(14)	Priced using quotes from one or more independent third party broker-dealers.

(15)
The Partnership may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $153,676,290 and $172,593,463 respectively. Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of September 30, 2008 was $481,080,202, or 75.9% of total cash and investments of the Company.

Swaps and forward contracts at September 30, 2008 were as follows:

	Number of
	Contracts or	Fair
Instrument	Notional Amount	Value

Forward Contracts
Euro/US Dollar Forward Currency Contract, Expire 9/15/09	$639,606	$(35,361)
Euro/US Dollar Forward Currency Contract, Expire 2/1/10	$1,067,507	(44,279)
Total Forward Contracts		(79,640)

Swaps
Euro/US Dollar Cross Currency Basis Swap, Expire 9/12/16	$21,122,903	(2,889,019)
Euro/US Dollar Cross Currency Basis Swap, Expire 5/16/12	$18,122,832	(1,074,486)
Total Swaps		(3,963,505)

Total Forward Contracts and Swaps		$(4,043,145)

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Nine Months Ended September 30, 2008

Investment income
Interest income:
Unaffiliated issuers	$26,842,706
Controlled companies	537,768
Other affiliates	9,951,024
Dividend income:
Unaffiliated issuers	646,729
Other affiliates	3,678
Other income:
Unaffiliated issuers	231,282
Other affiliates	32,613
Total investment income	38,245,800

Operating expenses
Management and advisory fees	6,215,391
Interest expense	3,827,876
Amortization of deferred debt issuance costs	330,518
Legal fees, professional fees and due diligence expenses	252,010
Commitment fees	199,385
Director fees	132,875
Insurance expense	87,726
Other operating expenses	251,953
Total expenses	11,297,734

Net investment income	26,948,066

Net realized and unrealized loss
Net realized gain (loss) from:
Investments in unaffiliated issuers	(16,531,321)
Investments in affiliated issuers	(1,143,853)
Foreign currency transactions	1,431,513
Net realized loss	(16,243,661)

Net change in net unrealized appreciation/depreciation on:
Investments	(60,888,804)
Foreign currency	(939,043)
Net change in unrealized appreciation/depreciation	(61,827,847)
Net realized and unrealized loss	(78,071,508)

Net change in undistributed earnings of minority interestholder	3,149,915
Distributions to Series A preferred limited partners	(4,792,592)
Net change in accumulated distributions to Series A preferred limited partners	830,434
Dividends to Series Z preferred shareholders	(2,673)
Net change in reserve for dividends to Series Z preferred shareholders	1,262

Net decrease in net assets applicable to common shareholders resulting from operations	$(51,937,096)

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Nine Months Ended
	September 30, 2008	Year Ended
	(Unaudited)	December 31, 2007

Net assets applicable to common shareholders, beginning of period	$392,541,013	$434,092,909

Net investment income	26,948,066	69,772,636
Net realized loss on investments and foreign currency	(16,243,661)	37,199,262
Net change in unrealized appreciation/depreciation on investments and foreign currency	(61,827,847)	(49,236,173)
Distributions to minority interestholder from:
Net investment income	-	(12,457,669)
Net realized loss on investments and foreign currency	-	(7,440,326)
Returns of capital	-	(542,005)
Net change in undistributed earnings of minority interestholder	3,149,915	10,426,419
Distributions to Series A preferred limited partners from net investment income	(4,792,592)	(8,364,133)
Net change in accumulated distributions to Series A preferred limited partners	830,434	148,999
Dividends to Series Z preferred shareholders from net investment income	(2,673)	-
Net change in reserve for dividends to Series Z preferred shareholders	1,262	(1,906)
Net decrease in net assets applicable to common shareholders resulting from operations	(51,937,096)	39,505,104

Distributions to common shareholders from:
Net investment income	(4,000,000)	(49,167,853)
Net realized gains	-	(29,761,302)
Returns of capital	-	(2,127,845)
Total distributions to common shareholders	(4,000,000)	(81,057,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $19,294,300 and $311,064 respectively.)	$336,603,917	$392,541,013

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2008

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(51,937,096)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss on investments and foreign currency	16,243,661
Net change in unrealized depreciation on investments	60,888,804
Distributions paid to Series A preferred limited partners	4,792,592
Net change in accumulated distributions to Series A preferred limited partners	(830,434)
Dividends paid to Series Z preferred shareholders	2,673
Net change in reserve for dividends to Series Z preferred shareholders	(1,262)
Net change in undistributed earnings of minority interestholder	(3,149,915)
Accretion of original issue discount	(458,534)
Accretion of market discount	(161,719)
Income from paid in-kind capitalization	(9,901,227)
Amortization of deferred debt issuance costs	330,518
Changes in assets and liabilities:
Purchases of investment securities	(143,775,063)
Proceeds from sales, maturities and paydowns of investment securities	172,593,463
Increase in receivable for investment securities sold	(9,329,270)
Increase in accrued interest income-unaffiliated issuers	(5,054,401)
Increase in accrued interest income-controlled companies	(6,749)
Decrease in accrued interest income-other affiliates	1,026,757
Increase in prepaid expenses and other assets	(143,612)
Decrease in payable for investment securities purchased	(12,962,348)
Decrease in interest payable	(990,929)
Decrease in payable to affiliate	(17,306)
Decrease in accrued expenses and other liabilities	(10,568)
Net cash provided by operating activities	17,148,035

Financing activities
Proceeds from draws on credit facility	195,000,000
Principal repayments on credit facility	(223,000,000)
Distributions paid to Series A preferred limited partners	(4,792,592)
Distributions paid to common shareholders	(4,000,000)
Dividends paid to Series Z preferred shareholders	(2,673)
Net cash used in financing activities	(36,795,265)

Net decrease in cash and cash equivalents	(19,647,230)
Cash and cash equivalents at beginning of period	112,735,843
Cash and cash equivalents at end of period	$93,088,613

Supplemental cash flow information:
Interest payments	$4,888,388

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

September 30, 2008

1. Organization and Nature of Operations

Special Value Continuation Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware Limited Partnership (the “Partnership”), of which the Company owns 100% of the common limited partner interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. Investment operations commenced and initial funding was received on July 31, 2006.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. The holders of the preferred limited interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of common shares and preferred limited interests voting together as a single class.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

1. Organization and Nature of Operations (continued)

Company Structure

Total initial capitalization of the consolidated Company is approximately $828.8 million, consisting of approximately $419.0 million of contributed common equity, an approximately $9.8 million initial general partner interest (the “GP Interest”) in the Partnership held by SVOF/MM, $134 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $266 million under a senior secured revolving credit facility (the “Senior Facility”) held by the Partnership and $23,500 in Series Z preferred shares of the Company. The GP Interest in the Partnership is shown as a minority interest in these consolidated financial statements. The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of these investments are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partner interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to June 30, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Limited Partner Interests

At September 30, 2008, the Partnership had 6,700 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of September 30, 2008, the Partnership was in full compliance with such requirements.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

1. Organization and Nature of Operations (continued)

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of September 30, 2008, the consolidated results of its operations and its consolidated cash flows for the nine months then ended, and the consolidated changes in net assets for the nine months ended September 30, 2008 and the year ended December 31, 2007. The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

All of the investments of the Company are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred. Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Board of Directors and subject to their approval.

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), establishes a hierarchy that prioritizes the inputs used to measure fair value. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. At September 30, 2008, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$6,455,678
2	Other observable market inputs*	140,009,957
3	Independent third-party pricing sources that employ significant unobservable inputs	375,111,414
3	Internal valuations with significant unobservable inputs	19,012,201

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2008 were as follows:

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$153,381,188	$33,074,392
Net realized and unrealized gains (losses)	13,964,706	4,212,986
Net acquisitions and dispositions	(5,447,606)	(18,275,177)
Net transfers in/out of category	213,213,126	-
Ending balance	$375,111,414	$19,012,201

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$14,852,763	$136,280

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2008, the Partnership held foreign currency denominated investments with an aggregate fair value of approximately 9% of Partnership’s total cash and investments.  Such positions were converted at the closing rate in effect at September 30, 2008 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices and potential future adverse political and economic developments. Moreover, investments in some foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swaps and forward currency transactions. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Valuations of swaps and forward currency transactions at September 30, 2008 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(4,043,145)

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at disposition to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Distributions to Common Limited Interestholders and Common Shareholders

Distributions are recorded on the ex-dividend date. The amount to be paid by the Partnership to the Company as a dividend is determined by the Partnership’s General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the estimated taxable earnings of the Company. The amount to be paid by the Company as a distribution to its common shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions and is generally based upon amounts received from the Partnership, less any Company-level expenses and distributions to Series Z Preferred Shareholders. Net realized capital gains are distributed at least annually. As of September 30, 2008, the Company had distributed $108,800,000 to its shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership’s income or loss is reported in the Partners’ income tax returns. As of September 30, 2008, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences. Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at September 30, 2008 were as follows:

Unrealized appreciation	$135,535,854
Unrealized depreciation	(159,749,067)
Net unrealized depreciation	$(24,213,213)

Cost	$560,759,318

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recent Accounting Pronouncements

On January 1, 2008, the Company and the Partnership adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The adoption of FAS 157 did not have a material impact on the financial statements of the Company or the Partnership.

3. Allocations and Distributions

Distributions made to the common shareholders of the Company are based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders. Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner.

The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing of distributions to the common shareholders of the Company is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Unrealized gains of the Partnership, as well as the Partnership’s undistributed net income and realized gains are allocated between the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

The Series Z share dividend rate is fixed at 8% per annum.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

4. Management Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.00% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital is approximately $828.8 million, consisting of contributed common equity of approximately $419.0 million, contributed general partnership equity of approximately $9.8 million, $134 million of Series A Preferred and $266 million of debt. In addition, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any allocation paid to the General Partner.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $266 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. Additionally, short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.375% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $106,400,000 in borrowings are outstanding.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2008

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

The Partnership’s investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value and may be drawn up to the principal amount shown.

7. Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 47 Series Z preferred shares authorized, issued and outstanding as of September 30, 2008. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

September 30, 2008

8. Financial Highlights

	Nine Months Ended September 30, 2008 (Unaudited)	Year Ended December 31, 2007	July 31, 2006 (Inception) to December 31, 2006

Per Common Share
Net asset value, beginning of period	$936.95	$1,036.13	$1,000.00

Investment operations
Net investment income	64.33	166.54	48.14
Net realized and unrealized loss	(186.34)	(28.73)	62.27
Distributions to minority interestholder from:
Net investment income	-	(29.74)	(7.98)
Net realized gains	-	(17.76)	(3.39)
Returns of capital	-	(1.30)	-
Net change in undistributed earnings of minority interest holder	7.52	24.89	(9.10)
Distributions to Series A preferred limited partners from:
Net investment income	(11.44)	(19.96)	(2.37)
Net realized gains	-	-	(1.01)
Net change in accumulated distributions to Series A preferred
limited partners	1.98	0.35	(4.98)
Dividends to Series Z preferred shareholders from:
Net investment income	(0.01)	-	-
Net change in reserve for dividends to Series Z preferred shareholders	-	-	-

Total from investment operations	(123.96)	94.29	81.58

Distributions to common shareholders from:
Net investment income	(9.55)	(117.36)	(31.90)
Net realized gains	-	(71.03)	(13.55)
Returns of capital	-	(5.08)	-
Total distributions to common shareholders	(9.55)	(193.47)	(45.45)

Net asset value, end of period	$803.44	$936.95	$1,036.13

Return on invested assets (1), (2)	(6.6%)	11.7%	8.4%

Gross return to common shareholders (1)	(14.0%)	11.4%	10.3%
Less: Allocation to General Partner of Special Value Continuation Partners, LP (1)	0.7%	(2.2%)	(2.1%)
Return to common shareholders (1), (3)	(13.3%)	9.2%	8.2%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

September 30, 2008

8. Financial Highlights (continued)

	Nine Months Ended September 30, 2008 (Unaudited)	Year Ended December 31, 2007	July 31, 2006 (Inception) to December 31, 2006

Ratios and Supplemental Data:
Ending net assets attributable to common
shareholders	$336,603,917	$392,541,013	$434,092,909
Net investment income / average
common shareholder equity (4), (5), (6)	10.1%	12.8%	10.4%

Operating expenses and General Partner allocation / average common shareholder equity
Operating expenses (4), (6)	4.3%	4.6%	5.7%
General Partner allocation (1)	(0.9%)	2.3%	2.0%
Total expenses and General Partner allocation	3.4%	6.9%	7.7%

Portfolio turnover rate (1), (7)	26.2%	64.6%	17.3%
Weighted-average debt outstanding	$139,489,051	$162,460,274	$168,292,208
Weighted-average interest rate	3.7%	5.8%	5.8%
Weighted-average number of shares	418,956	418,956	418,956
Average debt per share	$332.94	$387.77	$401.69

Annualized Inception-to-Date Performance Data as of September 30, 2008:
Return on common shareholder equity (3)	1.2%
Return on invested assets (2)	5.8%
Internal rate of return to common shareholder equity (8)	2.7%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners of the Partnership, allocations to General Partner, fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of income and expense allocation to the minority interestholder.

(6)	These ratios include interest expense but do not reflect the effect of dividend payments to preferred limited partners of the Partnership.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Company and the Partnership.

(8)
Net of dividends to preferred limited partners of the Partnership, allocation to General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Nine Months Ended September 30, 2008

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Common Stock	$10,984,768	$-	$-	$4,633,415
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09	1,064,254	-	-	1,148,634
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK,
due 3/12/13	-	5,036,944	-	7,952,090
Celerity, Inc., Senior Secured Notes,
LIBOR + 8%, due 12/23/08	21,010,712	-	(21,010,712)	-
Celerity, Inc., Senior Secured Notes,
LIBOR + 12%, due 12/31/09	-	21,543,028	-	21,416,059
Celerity, Inc., Senior Second Lien Secured Convertible Notes,
LIBOR + 12% PIK, due 12/31/09	-	7,316,698	-	5,126,273
Celerity, Inc., Common Stock	72,816	-	-	-
EaglePicher Corporation, 1st Lien Tranche B Term Loan
LIBOR + 4.5%, due 12/31/12	13,373,750	-	(5,019,969)	7,647,458
EaglePicher Corporation, 2nd Lien Term Loan
LIBOR + 7.5%, due 12/31/13	7,131,250	-	-	6,851,831
EaglePicher Holdings, Inc., Common Stock	45,968,173	-	-	40,805,901
ESP Holdings, Inc., 1st Lien Revolver
LIBOR + 4.5%, due 06/30/09	372,898	-	(509,198)	129,301
ESP Holdings, Inc., 1st Lien Term Loan
LIBOR + 4.5%, due 6/30/09	6,370,372	-	(1,957,678)	2,257,417
ESP Holdings, Inc., 2nd Lien Term Loan
LIBOR + 10%, due 9/12/14	17,448,027	-	-	16,137,165
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory
Notes, 18% PIK, due 3/31/15	-	5,321,627	-	4,716,838
ESP Holdings, Inc., Common Stock	8,389,319	-	-	11,587,457
ESP Holdings, Inc., 15% PIK, Preferred Stock	9,269,965	-	(5,321,627)	10,428,658
Information Resources, Inc., Series A Restricted Preferred Stock	16,022,257	-	-	19,605,910
Information Resources, Inc., Series A Preferred Stock	15,229,236	-	-	18,635,515
International Wire Group, Senior Secured Notes,
10%, due 10/15/11	12,515,400	-	(12,515,400)	-
International Wire Group, Inc., Common Stock	44,042,562	-	-	54,375,244
Interstate Fibernet, Inc., 1st Lien Term Loan,
LIBOR + 4%, due 7/31/13	11,629,072	-	-	9,556,587
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note,
LIBOR + 3.5% Cash and 4% PIK, due 7/31/14	12,459,720	-	-	7,693,640
Interstate Fibernet, Inc., Common Stock	54,450,340	-	-	21,235,633
SVC Partners Corp. 2, Common Stock	3,546,321	-	(3,546,321)	44,254

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

September 30, 2008

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Unaffiliated issuers	$-	$268,603,970	$-	$268,603,970
Investment in subsidiary	336,732,373	-	(336,732,373)	-
Controlled companies	-	13,778,393	-	13,778,393
Other affiliates	-	258,206,887	-	258,206,887
Total investments	336,732,373	540,589,250	(336,732,373)	540,589,250

Cash and cash equivalents	20,266	93,068,347	-	93,088,613
Accrued interest income	-	10,683,590	-	10,683,590
Receivable for investment securities sold	-	11,131,370	-	11,131,370
Deferred debt issuance costs	-	2,569,356	-	2,569,356
Receivable from parent	-	197	(197)
Prepaid expenses and other assets	21,459	202,532	-	223,991
Total assets	336,774,098	658,244,642	(336,732,570)	658,286,170

Liabilities
Credit facility payable	-	179,000,000	-	179,000,000
Depreciation on swaps and forward contracts	-	4,043,145	-	4,043,145
Payable for investment securities purchased	-	1,375,722	-	1,375,722
Interest payable	-	1,019,683	-	1,019,683
Payable to subsidiary	197	-	(197)	-
Management and advisory fees payable	-	690,599	-	690,599
Payable to affiliate	16,299	34,854	-	51,153
Accrued expenses and other liabilities	128,774	240,497	-	369,271
Total liabilities	145,270	186,404,500	(197)	186,549,573

Preferred stock
Series Z preferred stock	23,500	-	-	23,500
Accumulated dividends on Series Z preferred stock	1,411	-	-	1,411
Total preferred stock	24,911	-	-	24,911

Preferred limited partner interest
Series A preferred limited partner interests	-	134,000,000	-	134,000,000
Accumulated distributions on Series A preferred interests	-	1,107,769	-	1,107,769
Total preferred limited partner interest	-	135,107,769	-	135,107,769

Minority interests
General partner interest in Special Value Continuation Partners, LP	-	-	-	-

Net assets	$336,603,917	$336,732,373	$(336,732,373)	$336,603,917

Composition of net assets
Common stock	$419	$-	$-	$419
Paid-in capital in excess of par, net of contributed unrealized gains	358,676,540	-	-	358,676,540
Paid-in capital	-	358,636,781	(358,636,781)	-
Distributable earnings	(22,071,631)	(21,904,408)	21,904,408	(22,071,631)
Minority interest	-	-	-	-
Accumulated dividends to Series Z preferred shareholders	(1,411)	-	-	(1,411)
Net assets	$336,603,917	$336,732,373	$(336,732,373)	$336,603,917

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Nine Months Ended September 30, 2008

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Unaffiliated issuers	$801	$26,841,905	$-	$26,842,706
Controlled companies	-	537,768	-	537,768
Other affiliates	-	9,951,024	-	9,951,024
Dividend income:
Unaffiliated issuers	-	646,729	-	646,729
Other affiliates	-	3,678	-	3,678
Other income:
Unaffiliated issuers	-	231,282	-	231,282
Other affiliates	-	32,613	-	32,613
Total interest and related investment income	801	38,244,999	-	38,245,800

Operating expenses
Management and advisory fees	-	6,215,391	-	6,215,391
Interest expense	-	3,827,876	-	3,827,876
Amortization of deferred debt issuance costs	-	330,518	-	330,518
Commitment fees	-	199,385	-	199,385
Legal fees, professional fees and due diligence expenses	79,179	172,831	-	252,010
Director fees	44,618	88,257	-	132,875
Insurance expense	29,269	58,457	-	87,726
Other operating expenses	12,285	239,668	-	251,953
Total expenses	165,351	11,132,383	-	11,297,734

Net investment income	(164,550)	27,112,616	-	26,948,066

Net realized and unrealized loss
Net realized gain (loss) from:
Investments in unaffiliated issuers	-	(16,531,321)	-	(16,531,321)
Investments in affiliated issuers	-	(1,143,853)	-	(1,143,853)
Foreign currency transactions	-	1,431,513	-	1,431,513
Net realized loss	-	(16,243,661)	-	(16,243,661)

Net change in net unrealized depreciation on:
Investments	(51,771,135)	(60,888,804)	51,771,135	(60,888,804)
Foreign currency	-	(939,043)	-	(939,043)
Net change in unrealized depreciation	(51,771,135)	(61,827,847)	51,771,135	(61,827,847)
Net realized and unrealized loss	(51,771,135)	(78,071,508)	51,771,135	(78,071,508)

Net change in undistributed earnings of minority interestholder	-	-	3,149,915	3,149,915
Distributions to preferred limited partners	-	(4,792,592)	-	(4,792,592)
Net change in accumulated distributions to Series A preferred limited partners	-	830,434	-	830,434
Dividends to Series Z preferred shareholders	(2,673)	-	-	(2,673)
Net change in reserve for dividends to Series Z preferred shareholders	1,262	-	-	1,262

Net decrease in net assets resulting from operations	$(51,937,096)	$(54,921,050)	$54,921,050	$(51,937,096)